EXHIBIT 32.0

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Provident Bankshares Corporation (the "Company") on Form 10-Q for the fiscal quarter ended June 30,2003 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                          /s/ Gary N. Geisel
                                          ------------------
                                          Gary N. Geisel
                                          Chairman and Chief Executive Officer




                                          /s/ Dennis A. Starliper
                                          -----------------------
                                          Dennis A. Starliper
                                          Chief Financial Officer



Date:  August 13, 2003


A signed original of this written statement required by Section 906 has been provided to Provident Bankshares Corporation and will be retained by Provident Bankshares Corporation and furnished to the Securities and Exchange Commission or its staff upon request.